SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2004

VENTURI PARTNERS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	7363	56-1930691

(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. employer
incorporation or organization)	Classification Code number)	identification number)

Five LakePointe Plaza
2709 Water Ridge Parkway, 2nd Floor
Charlotte, North Carolina 28217

(Address, including zip code, of
Registrant’s principal executive offices)

(704) 442-5100

(Registrant’s telephone number, including area code)

Item 7.      Financial Statements and Exhibits.

(a)	Financial Statements

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Exhibit 99.1 Press release dated August 5, 2004

Exhibit 99.2 Transcript of telephone conference and webcast held August 5, 2004, discussing the Company’s second quarter 2004 financial results, including reconciliation of non-GAAP financial measures

Item 9.      Regulation FD Disclosure; and

Item 12.    Results of Operations and Financial Condition.

    On August 5, 2004, Venturi Partners, Inc. issued a press release and held a telephone conference and webcast regarding its financial results for the quarter ended June 27, 2004. Copies of this press release and telephone conference and webcast transcript are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

     Note: The information contained in this Report on Form 8-K (including Exhibits 99.1 and 99.2) is not to be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004

Venturi Partners, Inc.

	By:	/s/ Ken R. Bramlett, Jr.

Ken R. Bramlett, Jr.
Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit	Description

Exhibit 99.1	Press release dated August 5, 2004

Exhibit 99.2	Transcript of telephone conference and webcast held on August 5, 2004, including reconciliation of non-GAAP financial measures